EXHIBIT 99


--------------------------------------------------------------------------------
                      Dollars           Original         % of Balance
Number of Loans     Outstanding          Amount          over 80 OLTV
--------------------------------------------------------------------------------
      278         149,875,658.76    152,423,243.00          2.04


--------------------------------------------------------------------------------
    Summary                     Wgt Avg           Max        NonZero Min
--------------------------------------------------------------------------------
Average UPB
                              539,121.07      2,955,719.81   185,308.34
Average OPB
                              548,285.05      3,000,000.00   359,841.00
Gross Coupon
                                   4.615             4.625        4.375
Original Term
                                 359.718               360          240
Stated Remaining Term
                                 348.047               349          228
Original LTV
                                  65.533                95        18.18
FICO                             727.063               803          624
Seasoning                          11.67                18           11
Margin                             2.659              2.75         2.25
Minimum Rate
                                   2.659              2.75         2.25
Maximum Rate
                                   9.615             9.625        9.375
Initial Cap                            5                 5            5
Months to Next Rate
Change
                                   48.33                49           42
Periodic Cap
                                       2                 2            2
Origination YR
                                    2004              2004         2003
First Payment Date
                               5/11/2004          6/1/2004    11/1/2003
First Rate Change Date
                               4/10/2009          5/1/2009    10/1/2008
Next Rate Change Date
                               4/10/2009          5/1/2009    10/1/2008


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Coupon Distribution            #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
4.25000-4.49999
                                3     1,406,609.01     0.94    4.375    722.58    73.33
4.50000-4.74999
                              275   148,469,049.75    99.06    4.617   727.105   65.459
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Loan Amt Distribution          #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------

175,000.01 - 200,000.00
                                2       384,334.71     0.26    4.625    729.59   55.402
300,000.01 - 333,700.00
                                1       333,556.43     0.22    4.625       770    47.74
350,000.01 - 500,000.00
                              162    67,839,240.35    45.26    4.623   727.467   69.843
500,000.01 - 1,000,000.00
                              109    73,033,255.05    48.73    4.619   725.159   62.513
1,000,000.01 - 1,500,000.00
                                1     1,189,608.87     0.79    4.625       721    61.75
2,000,000.01 - 2,500,000.00
                                2     4,139,943.54     2.76      4.5       750   60.523
2,500,000.01 - 3,000,000.00
                                1     2,955,719.81     1.97      4.5       730     53.1
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Product Type                   #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
5-1 CMT Arm                    88    45,052,338.44    30.06    4.611   723.823   62.795
5-1 CMT Arm (IO)              135    77,616,009.47    51.79    4.614    729.67   66.919
5-1 Libor Arm (IO)              1       185,308.34     0.12    4.625       785       80
5-1 Libor Arm                  54    27,022,002.51    18.03    4.625   724.545   66.017
Total:                        278   149,875,658.76      100    4.615   727.063   65.533



---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
FICO distribution              #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
Not Available
                                1       365,148.57     0.24    4.625   NO DATA       95
620 - 649.99
                               12     6,168,737.26     4.12    4.625   637.737   68.243
650 - 679.99
                               24    12,131,600.74     8.09    4.614   668.715   67.725
680 - 699.99
                               43    23,500,680.07    15.68    4.625   690.845   66.151
700 - 749.99
                              102    57,865,557.49    38.61     4.61   724.114   65.985
750 - 799.99
                               95    49,312,934.63     32.9    4.615   772.493   63.693
800+                            1       531,000.00     0.35    4.625       803    58.03
Total:                        278   149,875,658.76      100    4.615   727.063   65.533



---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Original LTV                   #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
0 - 60.00
                               74    46,724,966.99    31.18    4.606   730.339   46.904
60.01 - 70.00
                               65    37,386,431.01    24.94    4.615   728.824    66.61
70.01 - 80.00
                              131    62,704,673.51    41.84    4.621   725.331   77.616
80.01 - 85.00
                                1       361,246.91     0.24    4.625       697    80.46
85.01 - 90.00
                                5     1,969,554.98     1.31    4.625   674.156   88.948
90.01 - 95.00
                                2       728,785.36     0.49    4.625       740   94.381
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Property Type                  #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
SINGLE FAM DETACHED
                              246   134,987,413.17    90.07    4.615    725.28   64.595
LOWRISE CONDO SF
                               17     7,618,232.37     5.08    4.625   749.843   76.641
HIGHRISE CONDO SF
                                6     2,711,137.39     1.81    4.625   708.605   75.157
TWO FAMILY
                                4     2,224,909.62     1.48    4.593   764.251   60.435
PUD
                                4     1,958,362.58     1.31    4.625    738.58   77.095
CONDO DESIGNATED
                                1       375,603.63     0.25    4.625       757    77.96
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Occupancy Type                 #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
PRIMARY                       270   145,955,481.75    97.38    4.616   726.616   65.556
SECOND HOME
                                8     3,920,177.01     2.62    4.593   743.659   64.677
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Lein Property                  #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
1st Lien                      278   149,875,658.76      100    4.615   727.063   65.533
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Original Term                  #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
181 - 240                       1       352,702.27     0.24    4.625       779    40.36
241 - 360                     277   149,522,956.49    99.76    4.615    726.94   65.592
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Stated Remaining Term          #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
226 - 230                       1       352,702.27     0.24    4.625       779    40.36
341 - 345                       4     1,608,296.27     1.07    4.625   680.297   70.461
346 - 350                     273   147,914,660.22    98.69    4.615   727.448    65.54
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Purpose Type                   #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
REFI EQUITY TAKEOUT
                               31    17,336,936.60    11.57    4.619   719.143   58.648
PURCHASE
                               91    49,403,748.57    32.96    4.615   724.899   71.412
REFINANCE
                              156    83,134,973.59    55.47    4.614   729.991   63.475
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Documentation code             #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
Full Doc                      172    94,433,800.97    63.01    4.616   720.718   67.415
Income Only
                               18     8,216,023.30     5.48    4.625   722.567   64.852
Asset Only                     81    42,659,886.99    28.46    4.612    741.03   61.993
No Doc                          7     4,565,947.50     3.05    4.609   735.366   60.917
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
IO Flag                        #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
io                            136    77,801,317.81    51.91    4.614   729.801    66.95
am                            142    72,074,340.95    48.09    4.616   724.091   64.003
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
IO Term                        #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
0                             142    72,074,340.95    48.09    4.616   724.091   64.003
60                            136    77,801,317.81    51.91    4.614   729.801    66.95
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Seasoning                      #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
007 - 012                     249   133,933,664.91    89.36    4.617   727.228   65.919
013 - 018                      29    15,941,993.85    10.64    4.601   725.678    62.29
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Relo Flag                      #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
Non-Relo                      274   147,923,467.54     98.7    4.615   726.726   65.383
Relo                            4     1,952,191.22      1.3    4.625   758.464   76.942
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
State                          #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
California                    112    59,919,932.86    39.98    4.614   730.138    65.52
Illinois                       20    11,636,116.37     7.76    4.593   734.126   67.172
New Jersey                     17     9,369,904.75     6.25    4.596   719.022   58.748
Florida                        16     8,813,100.27     5.88    4.625   712.856   63.451
Colorado                       14     8,030,009.77     5.36    4.625   739.909   63.592
Other                          99    52,106,594.74    34.77    4.621   723.795   67.054
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
Next Rate Change                                               RATE      FICO     OLTV
Dates (3 month range)          #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
OCT-2008-DEC-2008               1       199,026.37     0.13    4.625       678     32.5
JAN-2009-MAR-2009              28    15,742,967.48     10.5    4.601   726.281   62.667
APR-2009-JUN-2009             249   133,933,664.91    89.36    4.617   727.228   65.919
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Lifetime Cap Rates (%)         #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
9.000 - 9.999
                              278   149,875,658.76      100    4.615   727.063   65.533
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Lifetime Floor Rates (%)       #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
2.000 - 2.999                 278   149,875,658.76      100    4.615   727.063   65.533
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

---------------------------------------------------------------------------------------
                                                               CURR
                                                               RATE      FICO     OLTV
Initial Periodic Rate Caps     #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
5                             278   149,875,658.76      100    4.615   727.063   65.533
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
Subsequent Periodic                                            RATE      FICO     OLTV
Rate Caps                      #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
2                             278   149,875,658.76      100    4.615   727.063   65.533
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


---------------------------------------------------------------------------------------
                                                               CURR
Months to Next Rate                                            RATE      FICO     OLTV
Change Date                    #        Curr UPB     % Total    WA        WA       WA
---------------------------------------------------------------------------------------
42                              1       199,026.37     0.13    4.625       678     32.5
45                              3     1,409,269.90     0.94    4.625   680.622   75.822
46                              6     3,227,107.78     2.15     4.59    757.08   55.854
47                             19    11,106,589.80     7.41    4.601   723.125   62.977
48                            117    61,540,281.84    41.06    4.622   730.583   65.867
49                            132    72,393,383.07     48.3    4.612   724.361   65.964
Total:                        278   149,875,658.76      100    4.615   727.063   65.533


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

--------------------------------------------------------------------------------
                                 WFMBS 2005-AR9
                                 MORTGAGE LOANS
                           5/1 CMT and 12 Month LIBOR
                       Group II JUMBO BALANCE POOL PROFILE
--------------------------------------------------------------------------------
                                         5/1 Pool                 Tolerance
MORTGAGE LOAN CUTOFF DATE                1-Apr-05
AGGREGATE BALANCE                      $149,875,658                (+/- 7%)
COUPON (net/gross)                     4.355%/4.615%             (+/- 7 bps)
GWAC RANGE                            4.375% - 4.625%
WEIGHTED AVERAGE SERVICE FEE             25.0 bps
MASTER SERVICING FEE                      1.0 bps
TOTAL SERVICING FEE                      26.0 bps
MARGIN (net/gross)                     2.399%/2.659%             (+/- 5 bps)
INDEXED = 1 YR CMT                          82%                    (+/- 5%)


INDEXED = 12-month LIBOR                    18%                    (+/- 5%)


INITIAL CAP                                5.00%
PERIODIC CAP                               2.00%
RESET FREQUENCY                          Annually
LIFECAP (net/gross)                    9.355%/9.615%
WA MONTHS TO NEXT ROLL                      48                  (+/- 3 months)
INTEREST ONLY PERCENT                       52%                 (Maximum + 5%)
WAM (in months)                             348                 (+/- 2 months)
WALTV                                       66%                 (Maximum + 5%)
CALIFORNIA PERCENT                          40%                   (Maximum)

AVERAGE LOAN BALANCE                     $539,121            (Maximum + $25,000)
LARGEST INDIVIDUAL LOAN BALANCE         $2,955,719
CASH OUT REFINANCE PERCENT                  12%                 (Maximum + 5%)
OWNER OCCUPIED                              97%                 (Minimum - 5%)
SINGLE FAMILY DETACHED PERCENT              90%                 (Minimum - 5%)
FULL DOCUMENTATION PERCENT                  63%                 (Minimum - 5%)
WA FICO                                     727                 (Minimum - 5)
RELOCATION PERCENT                         1.3%                 (Minimum - 2%)
--------------------------------------------------------------------------------


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

--------------------------------------------------------------------------------
                                 WFMBS 2005-AR9
                                 MORTGAGE LOANS
                           5/1 CMT and 12 Month LIBOR
                  GROUP II NON-CONFORMING BALANCE POOL PROFILE
--------------------------------------------------------------------------------
                                            5/1 Pool              Tolerance
MORTGAGE LOAN CUTOFF DATE                   1-Apr-05
AGGREGATE BALANCE                        $1,428,527,768           (+/- 10%)
COUPON (net/gross)                       4.355%/4.615%           (+/- 7 bps)
GWAC RANGE                              4.000% - 5.000%
WEIGHTED AVERAGE SERVICE FEE                25.0 bps
MASTER SERVICING FEE                        1.0 bps
TOTAL SERVICING FEE                         26.0 bps
MARGIN (net/gross)                       2.366%/2.626%           (+/- 5 bps)
INDEXED = 1 YR CMT                            75%                 (+/- 5%)
     1 YR CMT COUPON (net/gross)         4.353%/4.613%           (+/- 7 bps)
     1 YR CMT MARGIN (net/gross)         2.491%/2.751%           (+/- 5 bps)
INDEXED = 12-month LIBOR                      25%                 (+/- 5%)
     12-month LIBOR COUPON (net/gross)   4.360%/4.620%           (+/- 7 bps)
     12-month LIBOR MARGIN (net/gross)   1.990%/2.250%           (+/- 5 bps)
INITIAL CAP                                  5.00%
PERIODIC CAP                                 2.00%
RESET FREQUENCY                             Annually
LIFECAP (net/gross)                      9.355%/9.615%
WA MONTHS TO NEXT ROLL                         45              (+/- 3 months)
INTEREST ONLY PERCENT                         43%              (Maximum + 5%)
WAM (in months)                               345              (+/- 2 months)
WALTV                                         66%              (Maximum + 5%)
CALIFORNIA PERCENT                            60%
SINGLE LARGEST ZIP CODE PERCENT              0.85%             (Maximum + 2%)
AVERAGE LOAN BALANCE                        $529,870         (Maximum + $25,000)
LARGEST INDIVIDUAL LOAN BALANCE            $3,000,000       (Maximum $3,000,000)
CASH OUT REFINANCE PERCENT                    10%              (Maximum + 5%)
OWNER OCCUPIED                                96%              (Minimum - 5%)
SINGLE FAMILY DETACHED PERCENT                89%              (Minimum - 5%)
FULL DOCUMENTATION PERCENT                    63%              (Minimum - 5%)
WA FICO                                       731               (Minimum - 5)
RELOCATION PERCENT                             9%              (Minimum - 2%)
--------------------------------------------------------------------------------

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.

--------------------------------------------------------------------------------
                                 WFMBS 2005-AR9
                                 MORTGAGE LOANS
                           5/1 CMT and 12 Month LIBOR
                       POOL PROFILE - Total Mortgage Loans
--------------------------------------------------------------------------------
                                             5/1 Pool            Tolerance
MORTGAGE LOAN CUTOFF DATE                    1-Apr-05
AGGREGATE BALANCE                         $1,745,457,309         (+/- 10%)
COUPON (net/gross)                        4.354%/4.614%         (+/- 7 bps)
GWAC RANGE                               3.625% - 5.000%
WEIGHTED AVERAGE SERVICE FEE                 25.0 bps
MASTER SERVICING FEE                         1.0 bps
TOTAL SERVICING FEE                          26.0 bps
MARGIN (net/gross)                        2.379%/2.639%         (+/- 5 bps)
INDEXED = 1 YR CMT                             78%                (+/- 5%)
     1 YR CMT COUPON (net/gross)          4.353%/4.613%         (+/- 7 bps)
     1 YR CMT MARGIN (net/gross)          4.491%/2.751%         (+/- 5 bps)
INDEXED = 12-month LIBOR                       22%                (+/- 5%)
     12-month LIBOR COUPON (net/gross)    4.360%/4.620%         (+/- 7 bps)
     12-month LIBOR MARGIN (net/gross)    1.990%/2.250%         (+/- 5 bps)
INITIAL CAP                                   5.00%
PERIODIC CAP                                  2.00%
RESET FREQUENCY                              Annually
LIFECAP (net/gross)                       9.355%/9.615%
WA MONTHS TO NEXT ROLL                          45             (+/- 3 months)
INTEREST ONLY PERCENT                          49%             (Maximum + 5%)
WAM (in months)                                345             (+/- 2 months)
WALTV                                          67%             (Maximum + 5%)
CALIFORNIA PERCENT                             55%
SINGLE LARGEST ZIP CODE PERCENT               0.70%            (Maximum + 2%)
AVERAGE LOAN BALANCE                         $438,527       (Maximum + $25,000)
LARGEST INDIVIDUAL LOAN BALANCE             $3,000,000      (Maximum $3,000,000)
CASH OUT REFINANCE PERCENT                     10%             (Maximum + 5%)
OWNER OCCUPIED                                 95%             (Minimum - 5%)
SINGLE FAMILY DETACHED PERCENT                 86%             (Minimum - 5%)
FULL DOCUMENTATION PERCENT                     62%             (Minimum - 5%)
WA FICO                                        733             (Minimum - 5)
RELOCATION PERCENT                             9.8%            (Minimum - 2%)
--------------------------------------------------------------------------------


The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6325.